UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 28, 2005
SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania	19102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (215) 557-4630
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On November 28, 2005, Sovereign Bancorp, Inc. issued a press release regarding a letter sent to shareholders. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose other than pursuant to Rule 14a-12 under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Exhibits. The following exhibit is filed herewith:
     99.1 Press Release, dated November 28, 2005, of Sovereign Bancorp, Inc.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.
Dated: November 28, 2005	/s/ Stacey V. Weikel
Stacey V. Weikel
Senior Vice President

EXHIBIT INDEX

Exhibit
Number
99.1	Press Release, dated November 28, 2005, of Sovereign Bancorp, Inc.